UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NOVELL, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing relates to a proposed merger between Novell, Inc. (“Novell”) and Attachmate Corporation (“Attachmate”) pursuant to the terms of an Agreement and Plan of Merger, dated as of November 21, 2010 (the “Merger Agreement”), by and among Novell, Attachmate and Longview Software Acquisition Corp. The Merger Agreement is described in a Current Report on Form 8-K filed by Novell on November 22, 2010 with the U.S. Securities and Exchange Commission. This filing also refers to the proposed sale by Novell of its right, title and interest in 882 patents to CPTN Holdings LLC (“CPTN”) pursuant to a Patent Purchase Agreement, dated as of November 21, 2010, by and between Novell and CPTN, which is described in such Form 8-K.

This filing consists of the following documents: (1) a letter from Ronald W. Hovsepian, President and Chief Executive Officer of Novell, distributed to Novell employees on November 22, 2010; (2) a list of frequently asked questions provided to Novell employees by Novell on November 22, 2010; (3) a presentation provided to Novell employees by Novell on November 22, 2010; (4) a letter sent from Mr. Hovsepian to Novell customers on November 22, 2010; and (5) a letter sent from Mr. Hovsepian to Novell partners on November 22, 2010. All of these documents were also posted by Novell on its internal website on November 22, 2010.

Ron Hovsepian

CEO

Innerweb.novell.com +

Dear Fellow Employees,

Today we announced that Novell has entered into a definitive merger agreement under which Attachmate Corporation would acquire Novell for $6.10 per share in cash in a transaction valued at approximately $2.2 billion.

Novell also announced it has entered into a definitive agreement for the concurrent sale of certain intellectual property assets to CPTN Holdings LLC, a consortium of technology companies organized by Microsoft Corporation, for $450 million in cash. This transaction and cash payment is reflected in the price per Novell share being paid by Attachmate Corporation.

The transaction with Attachmate Corporation represents the successful conclusion of the strategic review process to enhance shareholder value that our Board of Directors began in March. We believe this transaction will deliver important benefits for our customers, employees and partners by providing opportunities for building on Novell’s history of innovation and market leadership.

The transactions are currently expected to close in the first calendar quarter of 2011. Until these transactions close, Novell and Attachmate Corporation will remain separate and independent companies.

Today, at 10am ET, I will host an all-employee meeting in which I will be joined by Jeff Hawn, chairman and CEO of Attachmate Corporation, to discuss this announcement and answer some of your questions. Details about this meeting will be issued shortly. In addition, over the coming weeks, the Novell executive team, accompanied by leadership from Attachmate Corporation, will be hosting Town Hall meetings at select Novell offices worldwide so we can answer specific questions you may have and share our vision for the future.

I want to thank all of you for the patience, understanding, trust and hard work you have displayed this year. I am personally aware of the many challenges we have all faced. Despite these challenges and with your help and commitment, our company has continued to deliver important innovations to the market while serving the needs of our customers and partners. I have never been prouder of your results.

There may be significant media interest in these transactions, so please remember our media policy and direct all news media inquiries to Ian Bruce, Director of Analyst and Public Relations at (781)-464-8034. Investor relations inquiries should be directed to Rob Kain, Vice President, Treasurer at (801)-861-3687.

Going forward, I ask for your continued focus on providing our customers with the highest quality products and solutions they have come to expect. Thank you again for your continued support.

Sincerely,

Ron Hovsepian

President and Chief Executive Officer

FORWARD-LOOKING STATEMENTS

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Novell and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Many of these risks are beyond our control or ability to predict. Important factors that could cause actual results to differ from those set forth in the forward-looking statements include, but are not limited to, the risk that the proposed sale of certain intellectual property assets and the proposed merger may not be consummated in a timely manner, if at all; the risk that various closing conditions will not be satisfied or waived, including the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions; and other risks and uncertainties discussed in Novell’s filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Novell expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, Novell intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of Novell are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC because they will contain important information about Novell, the proposed sale of certain intellectual property assets, the proposed merger and the parties to these proposed transactions. Investors and security holders may obtain these documents free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Novell may be obtained free of charge by directing such request to: Novell Investor Relations at 1-800-317-3195 or from the investor relations website portion of Novell’s website at http://www.novell.com/company/ir/.

Novell and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Novell’s stockholders in respect of the proposed merger. Information regarding Novell’s directors and executive officers is contained in Novell’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, its proxy statement for its 2010 Annual Meeting of Stockholders, dated February 26, 2010, and subsequent filings which Novell has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of Novell and their respective interests with respect to the proposed merger by reading the definitive proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Novell

© Novell, Inc. All rights reserved. For internal use only.

Novell, Inc. | 404 Wyman Street, Suite 500 | Waltham, MA 02451

EMPLOYEE CONFIDENTIAL INFORMATION 11/22/2010 2:23 PM

Employee FAQs

1.	What did Novell announce today?

•

Today we announced that Novell has entered into a definitive merger agreement under which Attachmate Corporation would acquire Novell for $6.10 per share in cash in a transaction valued at approximately $2.2 billion. Attachmate Corporation is owned by an investment group led by Francisco Partners, Golden Gate Capital and Thoma Bravo.

•

Novell also announced it has entered into a definitive agreement for the concurrent sale of certain intellectual property assets to CPTN Holdings LLC, a consortium of technology companies organized by Microsoft Corporation, for $450 million in cash, which cash payment is reflected in the merger consideration to be paid by Attachmate Corporation. This intellectual property asset sale is planned to close immediately before the closing of the merger with Attachmate Corporation.

•	Novell’s Board of Directors has approved both transactions.

•	The transactions are currently expected to close in calendar Q1 2011.

2.	Why did the Board decide to sell Novell and the intellectual property assets, instead of considering the other “strategic options” mentioned in the March 20 press release responding to Elliott Associates’ proposal?

•

After a thorough review of a broad range of alternatives to enhance stockholder value, Novell’s Board of Directors concluded that the combination of the merger with Attachmate Corporation and the sale of certain intellectual property assets to the consortium was the best available alternative.

•

Novell’s Board and management team also believes that the transaction with Attachmate Corporation will deliver important benefits to Novell’s customers, partners and employees by providing significant opportunities for building on Novell's history of innovation and market leadership.

3.	Can you comment on rumors in the press that others were interested in acquiring all or part of Novell?

•	As we've said before and in keeping with company policy, we will not comment on any specific rumors in the press.

•

We can say that Novell's management and the Board explored a broad range of alternatives to enhance shareholder value, and concluded that the combination of the merger with Attachmate Corporation and the sale of certain intellectual property assets to the consortium represented the best available alternative.

EMPLOYEE CONFIDENTIAL INFORMATION 11/22/2010 2:23 PM

Employee FAQs

4.	What can you tell us about Attachmate Corporation?

•

Attachmate Corporation is owned by an investment group led by Francisco Partners, Golden Gate Capital and Thoma Bravo. After closing of the transaction, the company intends to operate both the Novell and SUSE brands as two individual business units alongside Attachmate and NetIQ.

•

The combined organization currently employs over 900 employees and has over 50 offices worldwide. Its EMEA headquarters are in Alphen aan den Rijn, Netherlands. Other major offices include: Washington DC, New York City, Staines (London), Munich, Melbourne, Singapore, Tokyo, Mexico City, Sao Paulo. In the most recent fiscal year (ending March 2010), the combined organization earned more than $300M in revenue.

•	Attachmate

o	Attachmate delivers advanced software for terminal emulation, legacy modernization, managed file transfer and enterprise fraud management. With Attachmate technologies, more than 65,000 businesses worldwide are putting their IT assets to work in new and meaningful ways. Attachmate's headquarters are in Seattle, Washington.

•	NetIQ

o	NetIQ is an enterprise software company with relentless focus on customer success. NetIQ's portfolio for managing Security & Compliance, Identity & Access, and Performance & Availability helps organizations cost-effectively tackle information protection challenges such as PCI DSS, HIPAA, SOX and NERC CIP and manage the complexity of dynamic, highly-distributed application environments. NetIQ's headquarters are in Houston, Texas.

5.	Will Novell remain as a standalone business, or will it be integrated into Attachmate and/or NetIQ?

•	After closing of the transaction, Attachmate Corporation and its investors intend to operate Novell and SUSE brands as two individual business units that will stand alongside Attachmate and NetIQ.

•

Attachmate Corporation's business units are formed in order to best serve its customers. That means all aspects of the BU—products, solutions, sales, distribution, and brand—are aimed at meeting the needs of the customer in the most effective and efficient manner possible. This typically means dedicated product development and management, as well as sales and marketing. Operational and administrative functions are typically shared across the BUs.

EMPLOYEE CONFIDENTIAL INFORMATION 11/22/2010 2:23 PM

Employee FAQs

6.	Will the Novell company name and brand be retained by Attachmate Corporation?

•	Yes, Novell's name and brand will transfer to Attachmate Corporation. Attachmate Corporation and its investors intend to rejuvenate and strengthen both the Novell and SUSE brands.

•	Other brands and trademarks owned and used by Novell may also be retained by Attachmate Corporation.

7.	Will there be any change to Novell's workforce as a result of the transaction? Will there be new career opportunities for employees? Will I be asked to move?

•

As of the close date and for six months afterwards, Attachmate will provide employees with compensation and benefits which, in the aggregate (excluding equity), are substantially comparable to the compensation and benefits employees have prior to close. We also have not planned any reductions to employee compensation or benefits prior to the close of the transaction.

•

For vacation benefits and severance, which are accrued based on length of service, Attachmate Corporation will continue to credit Novell employees for their years of service with Novell or its subsidiaries.

•

When two mature companies come together, there is a natural overlap in functions that may result in redundancy. Attachmate Corporation will use the time between signing and closing to better assess this. Attachmate has assured us that if layoffs occur, it will treat employees fairly and respectfully, consistent with their values, beliefs and our business practices.

•	The merged company will inherit Novell’s obligations under existing employment contracts.

•

We have also agreed with Attachmate Corporation that, after the transaction closes, Attachmate Corporation will not make any changes to discretionary severance policies for at least 6 months following the close. Therefore, in addition to maintaining contractual severance obligations, Attachmate Corporation has promised to continue any severance benefits that you have now under Novell Company policy.

•	Attachmate Corporation does not plan to require employees to relocate as a result of the transaction.

•

In connection with integration planning, some employees may be offered the opportunity to change jobs or responsibilities at close. The planning for these decisions will be conducted between sign and close, and our leadership team and HR advisors will hold any related discussions with employees regarding career opportunities.

•	We plan to have more information for you about the integration of Novell and Attachmate Corporation throughout the upcoming weeks and months, and will

EMPLOYEE CONFIDENTIAL INFORMATION 11/22/2010 2:23 PM

Employee FAQs

communicate with employees as appropriate throughout the planning process. For purposes of complying with applicable laws and regulations, it is important that we do not implement the integration until after close. Therefore, please understand that until close we will continue to be in a planning phase, and any changes that are discussed will be contingent upon closing this transaction.

8.	What are the plans for integration?

•	A cross functional and cross company integration team comprised of both Novell and Attachmate Corporation representatives will be created to design a complete transition and integration plan.

•	The integration planning process will be collaborative and ongoing as we consider the needs of customers in minimizing disruption.

•	A top priority is treating our employees fairly and with respect.

9.	What will happen to my Novell stock options/awards and/or RSUs?

•

Just before the close of the merger, all outstanding unvested stock options will vest. Upon close of the merger, outstanding stock options will be cashed out at the difference between the strike price and the $6.10 per share purchase price.

•

Other than those restricted stock units (RSUs) with a two-year vest, all outstanding unvested RSU awards will also vest at the time the transaction closes. These awards will be cashed out at the $6.10 per share purchase price.

•

The RSU's with a two-year vest will be converted into the right to receive cash payments of $6.10 per share and then continue to vest in accordance with the remaining terms and conditions of the applicable agreements. In Australia, due to regional regulatory differences, the two-year vesting RSUs will be cashed out at the $6.10 per share purchase price at close.

10.	Will Novell finish the annual performance review process for 2010? Will Novell still pay an annual performance bonus this year? Will there be an equity program review?

•

Yes, we will complete the annual performance review process. We are committed to this important process to assess and acknowledge employee accomplishments and provide employees with valuable feedback on their performance.

•

The acquisition will have no effect on our current 2010 bonus program. Eligibility to participate in the FY 2010 discretionary bonus program continues according to the provisions of the program. Details of actual bonus payment amounts will become available as we finalize the fiscal year’s performance.

•	There is no equity review process contemplated at this time.

11.	How will customers be affected by the acquisition of Novell?

EMPLOYEE CONFIDENTIAL INFORMATION 11/22/2010 2:23 PM

Employee FAQs

•	We believe that the acquisition of Novell by Attachmate Corporation is a very positive outcome for all our customers.

•

Our top priority is sustaining excellent relationships with our customers and partners. The acquisition of Novell by Attachmate Corporation will not alter our obligations to honor contractual commitments. This includes maintenance and technical support for our products.

•	We will be working closely with our customers to help make sure they understand the benefits we see of this transaction.

12.	How does the sale of certain intellectual property assets to CPTN Holdings LLC impact Novell customers?

•	The sale of certain intellectual property assets will not impact customers.

•	Customers will continue to be authorized to use Novell products under this intellectual property.

13.	How will partners be affected by the acquisition of Novell?

•	We believe that the acquisition of Novell by Attachmate Corporation is a very positive outcome for all our partners.

•

Our top priority is sustaining excellent relationships with our customers and partners. The acquisition of Novell by Attachmate Corporation will not alter our obligations to honor contractual commitments. This includes contractual commitments made in our PartnerNet program.

•	We will be working closely with our partners to help make sure they understand the benefits and opportunities we see in this transaction.

14.	Will any products or services be discontinued as a result of this transaction?

•

Novell, SUSE, Attachmate and NetIQ have complementary product portfolios. We believe that our customers want to see long-term commitment to product roadmaps and solution offerings. Once the acquisition is completed, we plan to communicate our long term commitment to our product families, from the most mature network infrastructure solutions to the newest virtualization and cloud offerings.

15.	What should employees expect over the coming months?

•	Until these transactions are completed, Novell will remain a separate and independent company.

•	There are no current plans for any major organizational changes prior to close.

•	Our focus should remain on achieving our goals and continuing to provide our customers with the high quality products and solutions they have come to expect from Novell.

16.	Where can employees obtain additional information?

EMPLOYEE CONFIDENTIAL INFORMATION 11/22/2010 2:23 PM

Employee FAQs

•	We are in the early stages of integration planning, but we can assure you that we will make the best possible effort to keep you informed of important developments as we move forward.

Ongoing communication will continue to be available through a number of resources including a dedicated Novell Innerweb site which you can access via https://innerweb.novell.com/infocentral.

•	In the interim, your Senior Leaders and Human Resource Advisor will be available to address questions.

Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Novell and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed sale of certain intellectual property assets and the proposed merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require Novell to pay Attachmate Corporation a termination fee of $60 million; (iii) risks related to the diversion of management’s attention from Novell’s ongoing business operations; (iv) risks regarding the failure of Attachmate Corporation to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the sale of certain intellectual property assets or the merger on Novell’s business relationships (including, without limitation, partners and customers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the sale of certain intellectual property assets and the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Additional risk factors that may affect future results are contained in Novell’s filings with the Securities and Exchange Commission, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially

EMPLOYEE CONFIDENTIAL INFORMATION 11/22/2010 2:23 PM

Employee FAQs

from results and events currently expected by Novell. Novell expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Additional Information About the Merger and Where to Find it

In connection with the proposed merger, Novell intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of Novell are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Novell, the proposed sale of certain intellectual property assets, the proposed merger and the parties to these proposed transactions. Investors and security holders may obtain these documents (and any other documents filed by Novell and Attachmate Corporation with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Novell may be obtained free of charge by directing such request to: Novell Investor Relations at 1-800-317-3195 or from the investor relations website portion of Novell’s website at http://www.novell.com/company/ir/. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Novell and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Novell’s stockholders in respect of the proposed merger. Information regarding Novell’s directors and executive officers is contained in Novell’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, its proxy statement for its 2010 Annual Meeting of Stockholders, dated February 26, 2010, and subsequent filings which Novell has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of Novell and their respective interests with respect to the proposed merger by security holdings or otherwise, which may be different than those of Novell’s stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC. Each of these documents is, or will be, available as described above.

Confidential Information Novell® Announcement Overview

© Novell, Inc.  All rights reserved.

Confidential Information
Forward-Looking Statements
This communication contains statements that constitute forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995.  These statements are based on the current expectations and beliefs of Novell and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements.  Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,”
“expects,” “estimates” and similar expressions) should be considered forward-looking statements.  Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed sale of certain intellectual property assets and the proposed merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require Novell to pay Attachmate a termination fee of $60 million; (iii) risks related to the diversion of management’s attention from Novell’s ongoing business operations;
(iv) risks regarding the failure of Attachmate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the sale of certain intellectual property assets or the merger on Novell’s business relationships (including, without limitation, partners and customers), operating results and business generally;
and (vi) risks related to obtaining the requisite consents to the sale of certain intellectual property assets and the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval.  Additional risk factors that may affect future results are contained in Novell’s filings with the Securities and Exchange Commission, which are available at the SEC’s website http://www.sec.gov.  Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by
Novell.  Novell expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

© Novell, Inc.  All rights reserved.

Confidential Information
Additional Information About the
Merger and Where to Find It
In connection with the proposed merger, Novell intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of Novell are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Novell, the proposed sale of certain intellectual property assets, the proposed merger and the parties to these proposed
transactions.
Investors and security holders may obtain these documents (and any other documents filed by Novell and Attachmate with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Novell may be obtained free of charge by directing such request to:
Novell Investor Relations at 1-800-317-3195 or from the investor relations website portion of Novell’s website at
http://www.novell.com/company/ir/.  Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.
Novell and its directors and executive officers may be deemed to be participants in the solicitation of proxies from
Novell’s stockholders in respect of the proposed merger.  Information regarding Novell’s directors and executive officers is contained in Novell’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, its proxy statement for its 2010 Annual Meeting of Stockholders, dated February 26, 2010, and subsequent filings which
Novell has made with the SEC.  Stockholders may obtain additional information about the directors and executive officers of Novell and their respective interests with respect to the proposed merger by security holdings or otherwise, which may be different than those of Novell’s stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC. Each of these documents is, or will be, available as described
above.

Questions:

- GroupWise Messenger to “**Questions**”
- E-mail to **questions@novell.com**

Questions submitted prior to the question and answer session will be noted and put in the queue

Technical Issues:

- Submit via GroupWise Messenger to “**Questions**”

A replay of the call will be available on the innerweb home page

Logistics © Novell, Inc. All rights reserved. 4 Confidential Information

© Novell, Inc.  All rights reserved.

Confidential Information
What We Announced
•
Definitive Merger Agreement with Attachmate Corporation
–
Attachmate to acquire Novell in a merger transaction for $6.10 per share in cash
–
Transaction valued at approximately $2.2 billion, a premium of 28% to closing stock price on March 2, 2010 – the last trading day before Elliott’s proposal to acquire Novell
•
Sale of Certain Intellectual Property Assets to CPTN Holdings LLC
–
A consortium of technology companies organized by Microsoft
–
Purchase price of $450 million in cash
–
Purchase price is reflected in the merger transaction
–
Sale of certain intellectual property assets only, no businesses or people to transfer
•
Both transactions currently expected to close in the first calendar quarter of 2011

© Novell, Inc.  All rights reserved.

Confidential Information
Why Attachmate Corporation?
•
Novell’s Board conducted a thorough review of strategic
alternatives and examined numerous options
•
Transaction recognizes the value of Novell’s relationships,
technology and solutions
•
Novell’s Board voted in favor of this transaction, which provides stockholders with an attractive cash premium
•
Attachmate and its investors have committed to continue to
strengthen the Novell and SUSE brands to meet market demands
•
Our acquisition by Attachmate is expected to deliver important benefits to customers, partners and employees by providing
opportunities for building on Novell's history of innovation and market leadership

© Novell, Inc.  All rights reserved.

Confidential Information
About Attachmate Corporation
•
Privately held company, with investors including Francisco
Partners, Golden Gate Capital and Thoma Bravo
•
Investors principal holdings include:
–
Attachmate
(Seattle, WA)
>
Global company that provides software for terminal emulation, legacy modernization, managed file transfer, and enterprise fraud management
–
NetIQ Corporation
(Houston,TX)
>
Leading provider of comprehensive systems and security management solutions that help enterprises maximize IT service delivery and efficiency
•
With Novell and SUSE, Attachmate will have an enhanced
portfolio we can offer to customers

Planned Organizational Structure
Attachmate Corporation
Attachmate's investors plan to operate Novell and
SUSE as separate business units alongside other
units including Attachmate and NetIQ
© Novell, Inc.  All rights reserved.
Confidential Information

© Novell, Inc.  All rights reserved.

Confidential Information
What does this mean for employees?
•
Attachmate will inherit all employment relationships between
Novell and its employees
•
Aggregate compensation / benefits to be maintained for a
minimum of six months following close
•
There are no current plans to require employees to relocate as a result of the transaction
•
No impact on our 2010 annual review and bonus process
•
No impact on our rollout of FY2011 sales compensation plan
•
FY2011 bonus plan still being designed

© Novell, Inc.  All rights reserved.

Confidential Information
2010 Review Process and
Employee Stock
•
Novell will complete the 2010 Annual Review Process
–
Bonus planning is already underway
–
No equity review at this time
•
Employee Stock
–
Just before the close of the merger, all outstanding unvested stock options will vest
–
Upon the close of the merger, stock options will be cashed out at the difference between the strike price and the $6.10 per share purchase price
–
Other that those restricted stock options (RSUs) with a two year vest, all outstanding unvested RSU awards will also vest
–
RSU awards will be cashed out at the $6.10 per share purchase price

© Novell, Inc.  All rights reserved.

Confidential Information
What does this mean for customers
and partners?
•
We believe this is a very positive outcome for all our customers and partners
•
Novell is sending letters to both customers and partners informing them of this exciting news
•
We will honor contractual commitments, including maintenance and technical support for our products
•
Our top priority is maintaining excellent relationships with our customers and partners
•
We will work closely with customers to ensure they understand the benefits of this transaction and why we believe it will make us an even stronger partner
•
With regard to certain intellectual property assets to be sold to CPTN
Holdings LLC - Customers will continue to be authorized to use Novell products under these intellectual property assets

© Novell, Inc.  All rights reserved.

Confidential Information
Next Steps
•
A cross functional and cross company integration
team comprised of both Novell and Attachmate
representatives will be created to design a transition
and integration plan
•
A top priority is treating our employees fairly and with
respect
•
Currently expected closing: first quarter of calendar
2011

© Novell, Inc.  All rights reserved.

Confidential Information
What do you need to do now?
•
Until the transactions close it remains business as
usual at Novell
–
Novell and Attachmate are separate and independent
companies until closing of the merger
•
We all need to remain focused on achieving our goals
and continuing to provide our customers with the high
quality products and solutions they have come to
expect from Novell

© Novell, Inc.  All rights reserved.

Confidential Information
Additional Resources
•
More information is in the press release & FAQ
distributed today – available on the innerweb
•
For more information, your Senior Leaders and
Human Resource Advisor will be available to address
questions

Questions:

- GroupWise Messenger to “**Questions**”
- E-mail to **questions@novell.com**

Questions submitted prior to the question and answer session will be noted and put in the queue

Technical Issues:

- Submit via GroupWise Messenger to “**Questions**”

A replay of the call will be available on the innerweb home page

Confidential Information Logistics © Novell, Inc. All rights reserved. 15

Confidential Information

Confidential Information
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This document is not to be construed as a promise by any participating company to develop, deliver, or market a product.  It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions.
Novell, Inc. makes no representations or warranties with respect to the contents of this document, and specifically disclaims
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respective owners.

Ron Hovsepian

CEO

Dear Valued Novell Customer,

I am writing to let you know that today we announced that Novell has entered into a definitive merger agreement under which Attachmate Corporation would acquire Novell for $6.10 per share in cash in a transaction valued at approximately $2.2 billion.

We believe this transaction is great news for our customers. Novell has a long history of innovation and market leadership, and this tradition will be preserved and built upon through this transaction. We place tremendous value on the relationships we’ve cultivated with our customers and I can assure you that providing you with the innovative products, solutions and support you’ve come to rely on remains a top priority.

We can also assure you that the planned transaction with Attachmate Corporation does not alter our obligations to honor all contractual commitments. This includes maintenance and technical support for our products. We continue to execute aggressively on our product development efforts and are committed to providing exceptional service and being easy to do business with.

Novell also announced the sale of certain intellectual property assets to CPTN Holdings LLC. The sale of certain intellectual property assets will not impact customers. Customers will continue to be authorized to use Novell products under this intellectual property.

Attachmate Corporation plans to retain both the Novell and SUSE brands and operate them as two separate business units, along with its other holdings, Attachmate and NetIQ. The transaction with Attachmate Corporation and the sale of certain intellectual property assets to CPTN Holdings LLC are currently expected to close in the first quarter of 2011.

Until the merger transaction closes, it is business as usual. We have no plans to change your current sales coverage or ordering practices. If you have any questions or wish to discuss this matter further, please feel free to contact your local sales leadership.

I want to thank you personally for your ongoing business and express my deep appreciation for the trust and confidence you have placed in Novell over the last year. We hope you share our enthusiasm about Novell’s exciting future.

Sincerely,

Ronald W. Hovsepian

Forward-Looking STATEMENTS

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Novell and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Many of these risks are beyond our control or ability to predict. Important factors that could cause actual results to differ from those set forth in the forward-looking statements include, but are not limited to, the risk that the proposed sale of certain intellectual property assets and the proposed merger may not be consummated in a timely manner, if at all; the risk that various closing conditions will not be satisfied or waived, including the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions; and other risks and uncertainties discussed in Novell’s filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Novell expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, Novell intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of Novell are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC because they will contain important information about Novell, the proposed sale of certain intellectual property assets, the proposed merger and the parties to these proposed transactions. Investors and security holders may obtain these documents free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Novell may be obtained free of charge by directing such request to: Novell Investor Relations at 1-800-317-3195 or from the investor relations website portion of Novell’s website at http://www.novell.com/company/ir/.

Novell and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Novell’s stockholders in respect of the proposed merger. Information regarding Novell’s directors and executive officers is contained in Novell’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, its proxy statement for its 2010 Annual Meeting of Stockholders, dated February 26, 2010, and subsequent filings which Novell has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of Novell and their respective interests with respect to the proposed merger by reading the definitive proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Novell® Making IT Work As One™ | © Novell, Inc. All rights reserved. Novell is a registered trademark of Novell, Inc. in the United States and other countries. This message was sent to you because of your previous business interactions with Novell.

Novell reserves the right to share any personal information collected from you as part of this promotion with carefully selected Novell partners in providing products and/or services to you.

To have your e-mail address removed from Novell’s corporate e-mail file, please visit www.novell.com/info/unsubscribe/.

Novell, Inc. | 404 Wyman Street, Suite 500 | Waltham, MA 02451

Ron Hovsepian

CEO

Dear Valued Novell Partner,

I am writing to let you know that today we announced that Novell has entered into a definitive merger agreement under which Attachmate Corporation would acquire Novell for $6.10 per share in cash in a transaction valued at approximately $2.2 billion.

We believe this transaction is great news for our partners and customers. Novell has a long history of innovation and market leadership, and this tradition will be preserved and built upon by this transaction. We place tremendous importance on the relationships we’ve cultivated with our partners and I can assure you that working with you to meet and exceed our customers’ expectations remains a top priority.

We can also assure you that the planned transaction with Attachmate Corporation does not alter our obligations to honor our contractual commitments to our customers and partners or the contractual commitments we’ve made under our PartnerNet program.

Novell also announced the sale of certain intellectual property assets to CPTN Holdings LLC. Customers will continue to be authorized to use Novell products under this intellectual property.

The transactions are currently expected to close in the first quarter of 2011. Until the merger transaction closes, it is business as usual. We have no plans to change your current partner representation or ordering practices. Our partner executive team will be contacting you to discuss our ongoing relationship and future plans. In the meantime, if you have any questions or wish to discuss this matter further, please feel free to contact your Novell partner executive.

We hope you share our enthusiasm about Novell’s exciting future and we greatly appreciate your continued confidence and support.

Sincerely,

Ronald W. Hovsepian

Forward-Looking STATEMENTS

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Novell and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Many of these risks are beyond our control or ability to predict. Important factors that could cause actual results to differ from those set forth in the forward-looking statements include, but are not limited to, the risk that the proposed sale of certain intellectual property assets and the proposed merger may not be consummated in a timely manner, if at all; the risk that various closing conditions will not be satisfied or waived, including the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions; and other risks and uncertainties discussed in Novell’s filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Novell expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, Novell intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of Novell are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC because they will contain important information about Novell, the proposed sale of certain intellectual property assets, the proposed merger and the parties to these proposed transactions. Investors and security holders may obtain these documents free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Novell may be obtained free of charge by directing such request to: Novell Investor Relations at 1-800-317-3195 or from the investor relations website portion of Novell’s website at http://www.novell.com/company/ir/.

Novell and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Novell’s stockholders in respect of the proposed merger. Information regarding Novell’s directors and executive officers is contained in Novell’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, its proxy statement for its 2010 Annual Meeting of Stockholders, dated February 26, 2010, and subsequent filings which Novell has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of Novell and their respective interests with respect to the proposed merger by reading the definitive proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Novell® Making IT Work As One™ | © Novell, Inc. All rights reserved. Novell is a registered trademark of Novell, Inc. in the United States and other countries. This message was sent to you because of your previous business interactions with Novell.

Novell reserves the right to share any personal information collected from you as part of this promotion with carefully selected Novell partners in providing products and/or services to you.

To have your e-mail address removed from Novell’s corporate e-mail file, please visit www.novell.com/info/unsubscribe/.

Novell, Inc. | 404 Wyman Street, Suite 500 | Waltham, MA 02451